UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14C

(RULE 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

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MUTUAL FUND AND VARIABLE INSURANCE TRUST
(Name of Registrant as Specified in Its Charter)

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Mutual Fund and Variable Insurance Trust

36 North New York Ave.

Huntington, New York 11743

March 28, 2025

Dear Shareholders,

The enclosed document is purely for informational purposes. You are not being asked to vote or take action on any matter.

The document relates to the approval of new sub-advisory agreements between Rational Advisors, Inc. (“Rational”), the investment advisor of Return Stacked® Balanced Allocation & Systematic Macro Fund (formerly, Rational/ReSolve Adaptive Asset Allocation Fund) (the “Fund”), and: (1) ReSolve Asset Management Inc., the Fund’s previous sole investment sub-advisor (“ReSolve Canada”); and (2) Newfound Research LLC, which commenced serving as a sub-advisor to the Fund on January 1, 2025 (“Newfound”). The document also relates to the approval of a new futures trading advisory agreement between Rational and ReSolve Asset Management SEZC (Cayman) (“ReSolve Global”), the Fund’s futures trading advisor.

The new sub-advisory agreements and the new futures trading advisory agreement are required because of the retention of Newfound to manage a portion of the Fund’s assets pursuant to certain changes to the Fund’s principal investment strategies, and the reallocation of certain fees among ReSolve Canada, ReSolve Global, and Newfound.

As described in the enclosed Information Statement, the Board of Trustees of the Trust has approved: (1) a new sub-advisory agreement between Rational and ReSolve Canada; (2) a sub-advisory agreement between Rational and Newfound; and (3) a new futures trading advisory agreement between Rational and ReSolve Global, in each case on the terms described therein. There are no changes to the futures trading advisory services provided to the Fund under the new futures trading advisory agreement, and information regarding the Fund’s principal investment strategies and allocation of sub-advisory and futures trading advisory fees are as described in the attached Information Statement.

As always, please feel free to contact the Fund at 1-800-253-0412 with any questions you may have.

Michael Schoonover

President

Mutual Fund and Variable Insurance Trust

MUTUAL FUND AND VARIABLE INSURANCE TRUST

Return Stacked® Balanced Allocation & Systematic Macro Fund (formerly, Rational/ReSolve Adaptive Asset Allocation Fund)

March 28, 2025

36 North New York Ave.

Huntington, New York 11743

INFORMATION STATEMENT

This Information Statement is being provided to the shareholders of Return Stacked® Balanced Allocation & Systematic Macro Fund (formerly, Rational/ReSolve Adaptive Asset Allocation Fund) (the “Fund”), a series of Mutual Fund and Variable Insurance Trust (“MFVIT” or the “Trust”). This Information Statement is in lieu of a proxy statement, pursuant to the terms of an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”) that allows Rational Advisors, Inc., the Fund’s investment advisor (“Rational”), to approve new or amended sub-advisory agreements with the approval of the Board of Trustees of the Trust (the “Board”), but without obtaining shareholder approval. Under the conditions of the SEC order, the Board must provide notice to shareholders within ninety (90) days of hiring a new sub-advisor or implementing any material change to a sub-advisory agreement.

At a meeting held on December 4, 2024, the Board, a majority of which is made up of individuals who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust (“Independent Trustees”), considered and approved (1) a new sub-advisory agreement between Rational and ReSolve Asset Management Inc. (“ReSolve Canada”), the Fund’s sole sub-advisor at the time of the meeting; (2) a new sub-advisory agreement between Rational and Newfound Research LLC (“Newfound”) in connection with certain changes to the Fund’s principal investment strategies pursuant to which Newfound would manage a portion of the Fund’s assets; and (3) a new futures trading advisory agreement between Rational and ReSolve Asset Management SEZC (Cayman) (“ReSolve Global”). The Board approved the new agreements in connection with certain changes to the Fund’s principal investment strategies, the retention of Newfound as a sub-advisor, and the reallocation of certain fees among ReSolve Canada, ReSolve Global, and Newfound.

This Information Statement is being supplied to shareholders to fulfill the notice requirement of the SEC order, and a notice regarding the website availability of this Information Statement will be mailed on or about March 28, 2025, to the Fund’s shareholders of record as of March 7, 2025 (the “Record Date”). This Information Statement describes the new sub-advisory agreements and the new futures trading advisory agreement. As of the Record Date, 3,296,574.992 shares of the Fund were issued and outstanding. As there will be no vote taken, no shares are entitled to vote on the matters discussed in this Information Statement.

NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTERS DESCRIBED IN THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED TO NOT SEND US A PROXY.

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The Trust will furnish, without charge, a copy of the Fund’s most recent annual or semi-annual report to any shareholder upon request. To obtain the Fund’s annual or semi-annual report, please contact the Fund by calling 1-800-253-0412, or by writing to 36 North New York Avenue, Huntington, New York 11743, c/o Return Stacked® Balanced Allocation & Systematic Macro Fund.

I.       BACKGROUND

MFVIT is an open-end management investment company, consisting of several series, each of which is a separate “mutual fund” that sells and redeems shares every day that it is open for business. The Trust was organized as a Delaware statutory trust by a Certificate of Trust filed on June 23, 2006, with the Secretary of State of Delaware, and is registered with the SEC under the 1940 Act. The Fund is a series of beneficial interest in the Trust with an investment objective, investment restrictions, principal investment strategies, and investment sub-advisors that differ from those of the Trust’s other series.

Rational is located at 53 Palmeras St. Suite 601, San Juan, Puerto Rico 00901. Pursuant to an investment management agreement with the Trust, on behalf of the Fund (the “Advisory Agreement”), Rational, subject to the supervision of the Board and in conformity with the stated policies of the Fund, manages the operations of the Fund, selecting investments according to the Fund’s investment objectives, policies, and restrictions. Rational may retain one or more sub-advisors, at its own cost and expense, subject to the approval of the Board, for the purpose of managing the investment of all or a portion of the assets of the Fund. Pursuant to the Advisory Agreement, Rational receives a fee paid monthly at the annual rate of 1.75% of the Fund’s average daily net assets. The following table provides information about the management fees that the Fund paid to Rational for the last three fiscal years ended December 31.

	Fiscal Year Ended December 31
	2022	2023	2024
Total Management Fee	$2,483,255	$2,366,630	$1,502,958
Waiver/Reimbursement	$(117,342)	$(213,553)	$(189,006)
Net Management Fee	$2,365,913	$2,153,077	$1,313,952

The Fund uses a “multi-manager” approach by selecting one or more sub-advisors to manage the Fund’s assets. Section 15(a) of the 1940 Act generally requires the shareholders of a mutual fund to approve an agreement pursuant to which a person serves as the investment advisor or sub-advisor for a mutual fund. As stated above, Rational operates under an SEC order that permits Rational to enter into sub-advisory agreements with sub-advisors without obtaining shareholder approval. Rational, subject to the review and approval of the Board, selects sub-advisors for the Fund, and supervises and monitors the performance of each sub-advisor. The SEC order also permits Rational, subject to Board approval, to replace sub-advisors or amend sub-advisory agreements without shareholder approval (except in the case of affiliated sub-advisors) whenever Rational and the Board believe such action will benefit the Fund and its shareholders.

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II.       THE NEW SUB-ADVISORY AGREEMENTS AND NEW FUTURES TRADING ADVISORY AGREEMENT

At a meeting held on December 4, 2024, the Board considered and approved (1) a new sub-advisory agreement between Rational and ReSolve Canada (the “New ReSolve Canada Sub-Advisory Agreement); (2) a sub-advisory agreement between Rational and Newfound (the “Newfound Sub-Advisory Agreement”); and (3) a new futures trading advisory agreement between Rational and ReSolve Global (the “New ReSolve Global Futures Trading Advisory Agreement”).

A.	The New ReSolve Canada Sub-Advisory Agreement

Under the terms of the New ReSolve Canada Sub-Advisory Agreement, Rational pays ReSolve Canada a monthly fee equal to the sum of: (1) 8.33% of the net advisory fees paid by the Fund to Rational as described in the Fund’s effective Registration Statement with respect to the value of the Fund’s shares held by shareholder accounts created with the Trust’s transfer agent after December 31, 2024; and (2) 12.5% with respect to the value of the Fund’s shares held by shareholder accounts created with the Trust’s transfer agent on or prior to December 31, 2024. The term “net advisory fees” refers to the fee that Rational receives after taking into account any fee waiver and/or payment of Fund expenses by Rational under the expense limitation agreement between Rational and the Trust, and any extraordinary expenses related to the management and sponsorship of the Fund. The New ReSolve Canada Sub-Advisory Agreement, dated December 30, 2024, contains substantially identical terms and conditions as the sub-advisory agreement previously in effect between Rational and ReSolve Canada, except for provisions describing the scope of ReSolve Canada’s duties and the fees payable thereunder, and the dates of execution and termination.

For such compensation, ReSolve Canada, at its expense, continuously furnishes an investment program for a portion of the Fund’s assets allocated to ReSolve Canada and ReSolve Global (the “ReSolve Sleeve”), as described in the Fund’s prospectus and Statement of Additional Information (the “SAI” and collectively with the Fund’s prospectus, the “Registration Statement”), makes investment decisions with respect to the ReSolve Sleeve, and places orders for the purchase and sale of portfolio securities, subject to the Fund’s investment objective, policies, and restrictions, and such other policies as the Board determines.

The New ReSolve Canada Sub-Advisory Agreement provides that it will continue in force for a period of two years commencing on December 30, 2024, and from year to year thereafter, but only so long as its continuance is approved at least annually: (a) by a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or by vote of the Board, cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The New ReSolve Canada Sub-Advisory Agreement will automatically terminate on assignment and is terminable upon 60 days’ notice by the Board, the Fund’s shareholders, or Rational. In addition, ReSolve Canada can terminate the New ReSolve Canada Sub-Advisory Agreement on not less than 90 days’ notice to the Trust and Rational.

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The New ReSolve Canada Sub-Advisory Agreement provides that ReSolve Canada will not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

The New ReSolve Canada Sub-Advisory Agreement is attached as Annex A. You should read the New ReSolve Canada Sub-Advisory Agreement in its entirety; the description in this Information Statement of the Agreement is only a summary.

ReSolve Canada

ReSolve Canada, located at 401 Bay Street, 16th Floor, Toronto, Ontario, Canada M5H 2Y4. is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). ReSolve Canada was founded in September 2015 and provides investment management services to registered investment companies. As of December 31, 2024, ReSolve Canada had discretionary investment management authority with respect to approximately $170.4 million of assets.

Mighty Oak Holdings Inc, formerly 2453247 Ontario Ltd. (“Mighty Oak”), owns 100% of ReSolve Canada’s common shares. The principal beneficial owners of Mighty Oak are ReSolve Global (45%), Andrew Butler (20%), Richard Laterman (15%), Nicholas Markos (10%), and Cheryl Davidson (10%). The principal beneficial owners of ReSolve Global are Michael Philbrick (42.5%), Adam Butler (42.5%), and Rodrigo Gordillo (15%).

The following are the names and principal occupations of ReSolve Canada’s principal executive officers. The business address for each person listed below is 401 Bay Street, 16th Floor, Toronto, Ontario, Canada M5H 2Y4.

Name	Titles and Principal Occupation
Cheryl Davidson	President and Chief Compliance Officer
Andrew Butler, CFA	Chief Investment Officer

Andrew Butler, Portfolio Manager of ReSolve Canada, has served as a co-portfolio manager of the Fund since April 2021.

B.	The Newfound Sub-Advisory Agreement

Under the terms of the Newfound Sub-Advisory Agreement, Rational pays Newfound a monthly fee equal to 33.33% of the net advisory fees paid by the Fund to Rational as described in the Fund’s effective Registration Statement with respect to the value of the Fund’s shares held by shareholder accounts created with the Trust’s transfer agent after December 31, 2024. The term “net advisory fees” refers to the fee that Rational receives after taking into account any fee waiver and/or payment of Fund expenses by Rational under the expense limitation agreement between Rational and the Trust, and any extraordinary expenses related to the management and sponsorship of the Fund.

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For such compensation, Newfound, at its expense, continuously furnishes an investment program for a portion of the Fund’s assets allocated to Newfound (the “Newfound Sleeve”), as described in the Registration Statement, makes investment decisions with respect to the Newfound Sleeve, and places orders for the purchase and sale of portfolio securities, subject to the Fund’s investment objective, policies, and restrictions, and such other policies as the Board determines.

The Newfound Sub-Advisory Agreement provides that it will continue in force for a period of two years commencing on December 30, 2024, and from year to year thereafter, but only so long as its continuance is approved at least annually: (a) by a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or by vote of the Board, cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Newfound Sub-Advisory Agreement will automatically terminate on assignment and is terminable upon 60 days’ notice by the Board, the Fund’s shareholders, or Rational. In addition, Newfound can terminate the Newfound Sub-Advisory Agreement on not less than 90 days’ notice to the Trust and Rational.

The Newfound Sub-Advisory Agreement provides that Newfound will not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

The Newfound Sub-Advisory Agreement is attached as Annex B. You should read the Newfound Sub-Advisory Agreement in its entirety; the description in this Information Statement of the Agreement is only a summary.

Newfound

Newfound, located at 200 Central Ave 4th Floor, Ste 324, St Petersburg, Florida 33701, is registered as an investment adviser under the Advisers Act. Newfound was founded in 2008 and provides investment management services to registered investment companies, registered investment advisers, broker-dealers and other asset management firms and financial intermediaries. As of December 31, 2024, Newfound had discretionary investment management authority with respect to approximately $831.7 million of assets.

Newfound is owned and controlled by Corey Hoffstein (through his wholly owned company, Newfound Holdings LLC). Mr. Hoffstein owns 94.45% of Newfound.

The following are the names and principal occupations of Newfound’s principal executive officers. The business address for each person listed below is 200 Central Ave 4th Floor, Ste 324, St Petersburg, Florida 33701.

Name	Titles and Principal Occupation
Corey Hoffstein	Chief Executive Officer, Chief Investment Officer, Chief Technology Officer
Jill Grenda	Chief Compliance Officer

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Mr. Hoffstein has served as a co-portfolio manager of the Fund since January 1, 2025.

C.	The New ReSolve Global Futures Trading Advisory Agreement

Under the terms of the New ReSolve Global Futures Trading Advisory Agreement, Rational pays ReSolve Global a monthly fee equal to the sum of (i) 25% of the net advisory fees paid by the Fund to Rational as described in the Fund’s effective Registration Statement with respect to the value of the Fund’s shares held by shareholder accounts created with the Trust’s transfer agent after December 31, 2024; and (2) 37.5% with respect to the value of the Fund’s shares held by shareholder accounts created with the Trust’s transfer agent on or prior to December 31, 2024. The term “net advisory fees” refers to the fee that Rational receives after taking into account any fee waiver and/or payment of Fund expenses by Rational under the expense limitation agreement between Rational and the Trust, and any extraordinary expenses related to the management and sponsorship of the Fund. The New ReSolve Global Futures Trading Advisory Agreement, dated December 30, 2024, contains substantially identical terms and conditions as the futures trading advisory agreement previously in effect between Rational and ReSolve Global, except for provisions describing the fees payable thereunder, and the dates of execution and termination.

For such compensation, ReSolve Global, at its expense, develops and maintains the investment model for the Fund’s investments in futures contracts, subject to the Fund’s investment objective, policies, and restrictions, and such other policies as the Board determines.

The New ReSolve Global Futures Trading Advisory Agreement provides that it will continue in force for a period of two years commencing on December 30, 2024, and from year to year thereafter, but only so long as its continuance is approved at least annually: (a) by a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or by vote of the Board, cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Agreement will automatically terminate on assignment and is terminable upon 60 days’ notice by the Board, the Fund’s shareholders, or Rational. In addition, ReSolve Global can terminate the New ReSolve Global Futures Trading Advisory Agreement on not less than 90 days’ notice to the Trust and Rational.

The New ReSolve Global Futures Trading Advisory Agreement provides that ReSolve Global will not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

The New ReSolve Global Futures Trading Advisory Agreement is attached as Annex C. You should read the New ReSolve Global Futures Trading Advisory Agreement in its entirety; the description in this Information Statement of the Agreement is only a summary.

ReSolve Global

ReSolve Global, located at 90 North Church Street, Strathvale House, 5th Floor, George Town, Grand Cayman, Cayman Islands, KY1-9012, is registered with the U.S. Commodity

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Futures Trading Commission as a “commodity pool operator” and as a “commodity trading advisor” pursuant to the Commodity Exchange Act of 1974, as amended, and the rules and regulations of the National Futures Association (the “NFA”). ReSolve Global is registered with the Cayman Islands Monetary Authority as a Registered Person under section 5(4) and schedule 4 of the Securities Investment Business Law (as revised and amended) of the Cayman Islands. Founded in 2019, ReSolve Global, in addition to serving as the Fund’s futures trading advisor, provides investment management and futures trading advisory services to ReSolve Canada, sophisticated persons, and private funds.

The principal beneficial owners of ReSolve Global are Michael Philbrick (42.5%), Adam Butler (42.5%), and Rodrigo Gordillo (15.0%).

The following are the names and principal occupations of ReSolve Global’s principal executive officers. The business address for each person listed below is 90 North Church Street, Strathvale House, 5th Floor, George Town, Grand Cayman, Cayman Islands, KY1-9012.

Name	Title(s) and Principal Occupation
Michael Philbrick	Chief Executive Officer and Portfolio Manager
Rodrigo Gordillo	President and Portfolio Manager
Adam Butler	Chief Investment Officer

Mr. Philbrick has served as a co-portfolio manager of the Fund since April 2021 and previously had served as a co-portfolio manager of the Fund from February 2018 to April 2020 as an employee of ReSolve Canada. Messrs. Butler and Mr. Gordillo have served as co-portfolio managers of the Fund since February 2018 and continue to serve in such capacities.

IV.       CURRENT AND PRO FORMA FEES

Because ReSolve Canada, Newfound, and ReSolve Global’s fees are paid from the management fee that the Fund pays to Rational under the Advisory Agreement, the Fund’s fees and expenses are not changed by the New ReSolve Canada Sub-Advisory Agreement, the Newfound Sub-Advisory Agreement, or the New ReSolve Global Futures Trading Advisory Agreement. Therefore, no comparative expense tables are presented.

V.	BOARD CONSIDERATIONS IN APPROVING THE NEW AGREEMENTS

In connection with a meeting held on December 4, 2024, the Board, including a majority of the Independent Trustees, discussed the proposed approval of the New ReSolve Canada Sub-Advisory Agreement, the Newfound Sub-Advisory Agreement, and the New ReSolve Global Futures Trading Advisory Agreement (collectively, the “Agreements”) and considered materials that the Board had specifically requested in connection with the proposed approvals, with the anticipation of each taking effect on or about January 1, 2025, in connection with the Fund’s change in investment strategy.

The Board was assisted by legal counsel throughout the review process. The Board relied upon the advice of legal counsel and its own business judgment in evaluating the Agreements and

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the weight to be given to each factor considered. The conclusions reached by the Board were based upon a comprehensive evaluation and discussion of all the information provided and were not the result of any one factor. Moreover, each Trustee might have afforded different weight to the various factors in reaching his conclusions with respect to each Agreement. In connection with its deliberations regarding approval of the Agreements, the Board reviewed materials prepared by Rational, ReSolve Canada, Newfound, and ReSolve Global, including the information that these firms had provided in response to questionnaires regarding the approval of the Agreements. The Board also considered the information presented at Board meetings throughout the year.

A.       New ReSolve Canada Sub-Advisory Agreement

Nature, Extent, and Quality of Services. The Board reviewed the nature, extent, and quality of the services to be provided by ReSolve Canada to the Fund under the New ReSolve Canada Sub-Advisory Agreement. It was anticipated that the New ReSolve Canada Sub-Advisory Agreement would take effect on or about January 1, 2025, in connection with the Fund’s change in investment strategy. The Board reviewed information concerning the background and experience of the portfolio management team and other personnel who will continue to provide services to the Fund, as well as information concerning the financial condition and resources, business, operations, and compliance program of ReSolve Canada. The Board acknowledged the expertise of the portfolio management team. The Board reviewed ReSolve Canada’s cybersecurity program and business continuity plan.

Performance. The Board reviewed the Fund’s performance for various periods ended September 30, 2024. The Fund outperformed the Morningstar Macro Trading category for the three and ten-year periods and underperformed it for the one- and five-year periods; outperformed its peer group for the ten-year period and underperformed for the one-, three, and five-year periods; and underperformed the S&P 500 Total Return Index and MSCI ACWI Index (the Fund’s benchmark index) for all periods. The Fund has faced headwinds, particularly due to an unfavorable fixed income landscape with an inverted yield curve, affecting its bond-heavy risk parity allocation.

Fees and Expenses. The Board considered that the fees to be paid to ReSolve Canada pursuant to the New ReSolve Canada Sub-Advisory Agreement would be paid entirely by Rational. The Board noted that the fees payable to ReSolve Canada under the New ReSolve Canada Sub-Advisory Agreement would amount to the sum of: (1) 8.33% of Rational’s advisory fee with respect to the value of the Fund’s shares held by shareholder accounts created after December 31, 2024; and (2) 12.5% of Rational’s advisory fee with respect to the value of the Fund’s shares held by shareholder accounts created on or prior to December 31, 2024. The Board considered the respective duties of Rational, ReSolve Canada, ReSolve Global, and Newfound, and reviewed how fees were allocated.

Profitability. The Board reviewed a profitability analysis that demonstrated that ReSolve Canada was incurring losses from providing its services to the Fund.

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“Fall-out” Benefits. The Board considered fall-out benefits that ReSolve Canada expected to receive from its relationship with the Fund and acknowledged that any such benefits are immaterial and cannot otherwise be quantified.

Economies of Scale. The Board agreed that economies of scale are primarily an advisor-level issue and should be considered with respect to the overall management agreement with Rational, taking into consideration the impact of the sub-advisory and futures trading advisory expenses.

Conclusion. The Board considered many factors, and no single factor was determinative to the decision of the Board concerning the approval of the New ReSolve Canada Sub-Advisory Agreement. Having requested, reviewed and discussed in depth such information from ReSolve Canada as the Board believed to be reasonably necessary to evaluate the terms of the New ReSolve Canada Sub-Advisory Agreement, and as assisted by the advice of counsel, the Board concluded that approval of the New ReSolve Canada Sub-Advisory Agreement was in the best interest of the Fund and its shareholders.

B.       Newfound Sub-Advisory Agreement

Nature, Extent, and Quality of Services. The Board reviewed the nature, extent, and quality of the services to be provided by Newfound to the Fund under the Newfound Sub-Advisory Agreement. It was anticipated that the Newfound Sub-Advisory Agreement would take effect on or about January 1, 2025, in connection with the Fund’s change in investment strategy. The Board reviewed information concerning the background and experience of the portfolio management team and other personnel who are expected to provide services to the Fund, as well as information concerning the financial condition and resources, business, operations, and compliance program of Newfound. The Board considered that Newfound will be responsible for the day-to-day management of the Fund’s balanced allocation strategy component. The Board reviewed Newfound’s cybersecurity program and business continuity plan.

Performance. The Board considered Newfound’s statement that it did not manage any funds with investment strategies comparable to those of the Fund.

Fees and Expenses. The Board considered that the fees to be paid to Newfound pursuant to the Newfound Sub-Advisory Agreement would be paid entirely by Rational. The Board noted that the proposed fees payable under the Newfound Sub-Advisory Agreement would amount to 33.33% of Rational’s 1.75% advisory fee assessed on new investor subscriptions to the ReSolve Fund made on or after January 1, 2025. The Board considered the respective duties of Rational, ReSolve Canada, ReSolve Global, and Newfound, and reviewed how fees were allocated.

Profitability. The Board reviewed a profitability analysis that demonstrated that Newfound expected to realize losses for the first two years of providing services to the Fund.

“Fall-out” Benefits. The Board considered fall-out benefits that Newfound expected to receive from its relationship with the Fund and acknowledged that any such benefits are immaterial and cannot otherwise be quantified.

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Economies of Scale. The Board agreed that economies of scale are primarily an advisor-level issue and should be considered with respect to the overall management agreement with Rational, taking into consideration the impact of the sub-advisory and trading advisory expenses.

Conclusion. The Board considered many factors, and no single factor was determinative to the decision of the Board concerning the approval of the Newfound Sub-Advisory Agreement. Having requested, reviewed and discussed in depth such information from Newfound as the Board believed to be reasonably necessary to evaluate the terms of the Newfound Sub-Advisory Agreement, and as assisted by the advice of counsel, the Board concluded that approval of the Newfound Sub-Advisory Agreement was in the best interest of the Fund and its shareholders.

C.        New ReSolve Global Futures Trading Advisory Agreement

Nature, Extent, and Quality of Services. The Board reviewed the nature, extent, and quality of the services to be provided to the Fund under the New ReSolve Global Futures Trading Advisory Agreement. It was anticipated that the New ReSolve Global Futures Trading Advisory Agreement would take effect on or about January 1, 2025, in connection with the Fund’s change in investment strategy. The Board reviewed information concerning the background and experience of the portfolio management team and other personnel who will continue to provide services to the Fund, as well as information concerning the financial condition and resources, business, operations, and compliance program of ReSolve Global. The Board acknowledged the expertise of the futures trading advisory team. The Board considered that ReSolve Global is not registered with the SEC but is registered with the NFA as a commodity pool operator and a commodity trading adviser. The Board reviewed ReSolve Global’s cybersecurity program and business continuity plan.

Performance. The Board reviewed the Fund’s performance for various periods ended September 30, 2024. The Fund outperformed the Morningstar Macro Trading category for the three- and ten-year periods and underperformed it for the one- and five-year periods; outperformed its peer group for the ten-year period and underperformed for the one-, three, and five-year periods; and underperformed the S&P 500 Total Return Index and MSCI ACWI Index (the Fund’s benchmark index) for all periods. The Fund has faced headwinds, particularly due to an unfavorable fixed income landscape with an inverted yield curve, affecting its bond-heavy risk parity allocation.

Fees and Expenses. The Board considered that the fees to be paid to ReSolve Global pursuant to the New ReSolve Global Futures Trading Advisory Agreement would be paid entirely by Rational. The Board noted that the proposed fees payable under the New ReSolve Global Futures Trading Advisory Agreement would amount to the sum of: (1) 25% of Rational’s advisory fee with respect to the value of the Fund’s shares held by shareholder accounts created after December 31, 2024; and (2) 37.5% of Rational’s advisory fee with respect to the value of the Fund’s shares held by shareholder accounts created on or prior to December 31, 2024. The Board considered the respective duties of Rational, ReSolve Canada, ReSolve Global, and Newfound, and reviewed how fees were allocated.

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Profitability. The Board reviewed a profitability analysis that demonstrated that ReSolve Global realized profits from providing its services to the Fund.

“Fall-out” Benefits. The Board considered fall-out benefits that ReSolve Global expected to receive from its relationship with the Fund and acknowledged that any such benefits are immaterial and cannot otherwise be quantified.

Economies of Scale. The Board agreed that economies of scale are primarily an advisor-level issue and should be considered with respect to the overall management agreement with Rational, taking into consideration the impact of the sub-advisory and trading advisory expenses.

Conclusion. The Board considered many factors, and no single factor was determinative to the decision of the Board concerning the approval of the New ReSolve Global Futures Trading Advisory Agreement. Having requested, reviewed and discussed in depth such information from ReSolve Global as the Board believed to be reasonably necessary to evaluate the terms of the New ReSolve Global Futures Trading Advisory Agreement, and as assisted by the advice of counsel, the Board concluded that approval of the New ReSolve Global Futures Trading Advisory Agreement was in the best interest of the Fund and its shareholders.

VI.       OTHER MATTERS

Security Ownership of Management and Certain Beneficial Owners. As of March 7, 2025, the only shareholders known to the Trust to be the beneficial owners of 5% or more of the outstanding shares of each class of shares of the Fund are listed below. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. A shareholder owning of record or beneficially more than 25% of any class of the Fund's outstanding shares may be considered a control person of that share class. That shareholder’s vote could have a more significant effect on matters presented at a shareholder's meeting with respect to that class than votes of other shareholders.

Class A Shares

Name and Address	Shares	Percentage of Class
LPL FINANCIAL/FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATION PO BOX 509046 SAN DIEGO, CA 92150-9046%	29,327.6460	48.79*
CHARLES SCHWAB & CO. INC./SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS OPERATIONS	18,732.0780	31.17%*

*       Shareholders owning 25% or more of outstanding Class A shares may be in control and be able to affect the outcome of certain matters presented for a vote of Class A shareholders.

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As of March 7, 2025, the Trustees and officers of the Trust as a group owned less than 1% of the Fund’s outstanding Class A shares.

Class C Shares

Name and Address	Shares	Percentage of Class
LPL FINANCIAL/FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATION PO BOX 509046 SAN DIEGO, CA 92150-9046	132,718.1650	82.24%*

*       Shareholders owning 25% or more of outstanding Class C shares may be in control and be able to affect the outcome of certain matters presented for a vote of Class C shareholders.

As of March 7, 2025, the Trustees and officers of the Trust as a group owned less than 1% of the Fund’s outstanding Class C shares.

Institutional Shares

Name and Address	Shares	Percentage of Class
LPL FINANCIAL/FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATION PO BOX 509046 SAN DIEGO, CA 92150-9046	721,680.2360	23.47%
CHARLES SCHWAB & CO. INC./SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS OPERATIONS	1,047,434.0220	34.06%*

*       Shareholders owning 25% or more of outstanding Institutional shares may be in control and be able to affect the outcome of certain matters presented for a vote of Institutional shareholders.

As of March 7, 2025, the Trustees and officers of the Trust as a group owned less than 1% of the Fund’s outstanding Institutional shares.

Operation of the Fund. The Fund is a diversified series of the Trust, an open-end investment management company organized as a Delaware statutory trust on June 23, 2006. The Trust’s principal offices are located at 36 North New York Avenue, Huntington, New York 11743. The Board supervises the business activities of the Fund. Like other mutual funds, the Fund retains various organizations to perform specialized services. The Fund currently retains Rational as Fund manager and investment advisor. Northern Lights Distributors, LLC, located at 4221 North 203rd Street, Elkhorn, Nebraska 68022, serves as the principal underwriter and distributor of the Fund.

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Ultimus Fund Solutions, LLC, located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474, provides the Fund with transfer agent, accounting, and certain administrative services. MFund Services LLC, located at 36 North New York Avenue, Huntington, New York 11743 and an affiliate of Rational, provides the Fund with certain management, compliance and legal administrative services.

Shareholder Proposals. The Trust is not required to hold annual meetings of shareholders, and therefore it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust within a reasonable time before the Trust’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting. The Trust is paying for the cost of preparing, printing, and distributing this Information Statement.

Delivery of Documents to Shareholders Sharing an Address. Only one Notice Regarding Internet Availability of this Information Statement is being delivered to multiple shareholders sharing an address unless the Trust has received contrary instructions from one or more of the shareholders. Upon written or oral request, the Trust will promptly deliver a separate copy of the Notice Regarding Internet Availability or this Information Statement to a shareholder at a shared address to which a single copy of the document was delivered. Contact the Fund by calling 1-800-253-0412, or by writing to 36 North New York Avenue, Huntington, New York 11743, c/o Return Stacked® Balanced Allocation & Systematic Macro Fund. Shareholders at shared addresses can also contact the Fund to indicate their preference regarding receiving multiple or single copies annual or semi-annual reports, information statements or Notices of Internet Availability of information statements or proxy materials at their shared address.

BY ORDER OF THE BOARD OF TRUSTEES

Michael Schoonover, President

Dated: March 28, 2025

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ANNEX A

NEW RESOLVE CANADA SUB-ADVISORY AGREEMENT

SUB-ADVISORY AGREEMENT

Return Stacked® Balanced Allocation & Systematic Macro Fund

SUB-ADVISORY AGREEMENT, between Rational Advisors, Inc., an Ohio corporation (the “Adviser”), and ReSolve Asset Management, Inc., a corporation formed under the laws of Canada (the “Sub-Adviser”).

WHEREAS, the Adviser acts as the investment adviser to series of the Mutual Fund and Variable Insurance Trust, a Delaware statutory trust (the “Trust”), which is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), pursuant to a Management Agreement dated as of January 1, 2016 (the “Management Agreement”);

WHEREAS, the Adviser acts as investment adviser to Return Stacked® Balanced Allocation & Systematic Macro Fund, a series of the Trust (the “Fund”);

WHEREAS, under the Management Agreement, the Adviser has full legal authority to engage unaffiliated investment managers as sub-advisers to manage accounts and or assets designated for the Adviser’s management by the Trust;

WHEREAS, the Sub-Adviser is registered with the Securities and Exchange Commission the (“SEC”) as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

WHEREAS, the Adviser has also retained ReSolve Asset Management SEZC (Cayman) (the “Futures Trading Adviser”) to provide commodity trading advisory services to a portion of the Fund’s assets allocated by the Sub-Adviser and Futures Trading Adviser (the “ReSolve Sleeve”), as described in the effective prospectus and statement of additional information (the “SAI”) of the Fund (collectively, the “Registration Statement”), pursuant to a Futures Trading Advisory agreement dated December 30, 2024; and

WHEREAS, the Adviser desires the Sub-Adviser to render investment advisory services to the ReSolve Sleeve, as described in the effective Registration Statement, and the Sub-Adviser is willing to render such services; and

NOW, THEREFORE, in consideration of the premises and mutual agreements hereinafter set forth, the parties hereto agree as follows:

1.              Appointment and Status of Sub-Adviser.

1.1.         The Adviser hereby appoints the Sub-Adviser to provide investment advisory services to the ReSolve Sleeve for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided. The Sub-Adviser shall for all purposes herein

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be deemed to be an independent contractor of the Adviser and the Trust and shall, unless otherwise expressly provided herein or authorized by the Adviser or the Board of Trustees of the Trust (the “Board”) from time to time, have no authority to act for or represent the Adviser or the Trust in any way or otherwise be deemed an agent of the Adviser or the Trust.

2.              Sub-Adviser’s Duties.

2.1 Subject to the general supervision of the Board and the Adviser, the Sub-Adviser shall, employing its discretion, manage the investment operations of the Fund and the composition of the portfolio of securities and investments (including cash) allocated to the ReSolve Sleeve, as described in and in accordance with the Fund’s investment objective, strategies, policies and restrictions stated in the Fund’s effective Registration Statement- and subject to the following understandings:
(a)	The Sub-Adviser shall furnish a continuous investment program for the ReSolve Sleeve, as described in the Fund’s effective Registration Statement;
(b)	The Sub-Adviser shall determine the portion of assets to be allocated to Trading Adviser for investment in financial and commodity futures contracts, commodity options and other commodity interests;
(c)	The Sub-Adviser shall use its best judgment in the performance of its duties under this Agreement;
(d)	The Sub-Adviser, in the performance of its duties and obligations under this agreement for the Fund, shall act in conformity with the Trust’s declaration of trust, its by-laws and the Fund’s effective Registration Statement and with the reasonable instructions and directions of the Board and the Adviser, and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations;
(e)	The Sub-Adviser shall determine the securities to be purchased or sold by the ReSolve Sleeve and will place portfolio transactions pursuant to its determinations either directly with the issuer or with any broker and/or dealer in such securities, subject to Section 7 Execution of Purchase and Sale Orders below;
(f)	The Sub-Adviser shall maintain books and records with respect to the securities transactions of the ReSolve Sleeve and shall render to the Adviser and the Board such periodic and special reports as the Adviser or the Board may reasonably request;
(g)	The Sub-Adviser shall provide the Trust's custodian and fund accountant on each business day with information about the securities transactions executed with respect to the ReSolve Sleeve, and with such other information relating to the Trust as may be required under the terms of the then-current custody agreement between the Trust and the custodian;
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(h)	The Sub-Adviser shall respond promptly to any request from the Adviser or the Fund’s fund accountant for assistance in obtaining price sources for securities held by the ReSolve Sleeve or determining a price when a price source is not available, and promptly review the prices used by the Fund’s accountant to determine net asset value and advise the Fund’s accountant promptly if any price appears to be incorrect;
(i)	The Sub-Adviser hereby represents that it has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Adviser and the Trust with a copy of the code and evidence of its adoption. Within 45 days of the last calendar quarter of each year while this agreement is in effect, the Sub-Adviser shall provide to the Board a written report that describes any issues arising under the code of ethics since the last report to the Board, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that the Sub-Adviser has adopted procedures reasonably necessary to prevent access persons (as that term is defined in Rule 17j-1) from violating the code;
(j)	The Sub-Adviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state regulations. The Sub-Adviser shall provide to the trust's chief compliance officer an annual written report regarding the Sub-Adviser's compliance program.
(k)	Upon the Adviser’s request, the Sub-Adviser shall provide such information and assistance as may be required to enable the Adviser to fulfill its obligations under the Trust’s Liquidity Risk Management Program including, but not limited to, review of all liquidity determinations.
(l)	The Sub-Adviser shall provide such information and assistance as may be required to enable the Adviser to fulfill its obligations under all existing and future securities regulations including, but not limited to, Rule 18f-4 under the 1940 Act.

3.              Custodian.

3.1           The assets of the ReSolve Sleeve shall be held by an independent custodian, not the Adviser, Sub-Adviser or Futures Trading Adviser. The Sub-Adviser is authorized to give instructions to the custodian with respect to all investment decisions regarding the Fund and the custodian is authorized and directed to effect transactions for the Fund and otherwise take such actions as the Sub-Adviser shall reasonably direct in connection with the performance of the Sub-Adviser's obligations in respect of the Fund.

4.              Risk Acknowledgment.

4.1           The Adviser acknowledges that the Sub-Adviser does not guarantee the future performance of the ReSolve Sleeve or any specific level of performance, nor the success of the Sub-Adviser's overall management of the ReSolve Sleeve. Accordingly, the Adviser acknowledges and agrees that the Sub-Adviser shall not have any legal or financial responsibility for performance or losses unless directly attributable to the gross negligence

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or willful misconduct of the Sub-Adviser, including the Sub-Adviser’s failure to adhere to any investment policies and restrictions as described in the Fund’s effective Registration Statement.

5.              Directions to the Sub-Adviser.

5.1           The Adviser will be responsible for forwarding Adviser and/or Trust directions, notices and instructions to the Sub-Adviser, in writing, which shall be effective upon receipt by the Sub-Adviser. The Sub-Adviser shall be fully protected in relying upon any such direction, notice, or instruction until it has been duly advised in writing of changes therein.

6.              Execution of Purchase and Sale Orders.

6.1           In connection with purchases or sales of portfolio securities for the account of the ReSolve Sleeve, the Sub-Adviser will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by the Sub-Adviser, subject to review of this selection by the Adviser from time to time. The Sub-Adviser will be responsible for the negotiation and the allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, the Sub-Adviser will at all times seek, for the ReSolve Sleeve the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

6.2           The Sub-Adviser should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, the Sub-Adviser is authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which it exercises investment discretion.

6.3           The Sub-Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing portfolio transactions with respect to the ReSolve Sleeve that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or the Sub-Adviser's overall responsibilities with respect to the ReSolve Sleeve and to accounts over which the Sub-Adviser exercises investment discretion. The Trust and the Sub-Adviser understand and acknowledge that, although the information may be useful to the Fund and the Sub-Adviser, it is not possible to place a dollar value on such information. The Sub-Adviser shall periodically review and provide reports to the Adviser and Board regarding the commissions paid by the Fund, with respect to the ReSolve Sleeve, for evaluation of whether the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund. The Sub-Adviser may not give consideration to sales

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of shares of the Fund as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

6.4           Subject to the provisions of the 1940 Act, and other applicable law, the Sub-Adviser, any of its affiliates or any affiliates of its affiliates may retain compensation in connection with effecting the portfolio transactions of the Resolve Sleeve, including transactions effected through others. If any occasion should arise in which the Sub-Adviser gives any advice to clients of the Sub-Adviser concerning the shares of the Fund, the Sub-Adviser will act solely as investment counsel for such client and not in any way on behalf of the Fund. The Sub-Adviser's services to the Fund, with respect to the ReSolve Sleeve, pursuant to this Agreement are not to be deemed to be exclusive and it is understood that the Sub-Adviser may render investment advice, management and other services to others, including other registered investment companies.

7.              Books and Records.

7.1           The Sub-Adviser shall keep the Trust’s books and records required to be maintained by it pursuant to Section 2.1(f) of this Agreement. The Sub-Adviser agrees that all records that it maintains for the Trust are the property of the Trust and it will promptly surrender any of such records to the Trust upon the Trust's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by the Sub-Adviser with respect to the Trust by Rule 31a-1 under the 1940 Act.

8.              Expenses of the Sub-Adviser.

8.1           During the term of this Agreement, the Sub-Adviser will pay all expenses (including without limitation the compensation of all trustees or officers of the Trust, if any, who are “interested persons” of the Sub-Adviser, as defined in the 1940 Act) incurred by it in connection with its activities under this Agreement other than the cost of securities and investments purchased for the ReSolve Sleeve (including taxes and brokerage commissions, if any). Notwithstanding the foregoing, the Sub-Adviser is not obligated to pay the compensation or expenses of the Trust’s Chief Compliance Officer, regardless of whether the Chief Compliance Officer is affiliated with the Sub-Adviser.

9.              Compensation of the Sub-Adviser.

9.1           For the services provided and the expenses borne pursuant to this Agreement, the Adviser will pay to the Sub-Adviser as full compensation therefor a fee equal to the sum of: (1) eight and thirty-three hundredths of a percent (8.33%) of the net advisory fees paid by the Fund to the Adviser as described in the Fund’s effective Registration Statement with respect to the value of the Fund’s shares held by shareholder accounts created with the Trust’s transfer agent after December 31, 2024; and (2) twelve and one-half percent (12.5%) with respect to the value of the Fund’s shares held by shareholder accounts created with the Trust’s transfer agent on or prior to December 31, 2024. Net Advisory Fees are defined as advisory fees collected from the Fund net of fee waivers or expense reimbursements due to the expense caps and any extraordinary expenses related to the

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management and sponsorship of the Fund, including but not limited to, litigation and legal expenses as recorded on the financial statements of the Adviser. This fee for each month will be paid to the Sub-Adviser during the succeeding month. The Adviser is solely responsible for the payment of the Sub-Adviser's fees, and the Sub-Adviser agrees not to seek payment of its fees from the Trust or the Fund.

10.           Liability.

10.1        Neither the Sub-Adviser nor its shareholders, members, officers, directors, employees, agents, control persons or affiliates of any thereof (together, the “Sub-Adviser Affiliates”) shall be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates except that the Sub-Adviser shall be liable for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part or on the part of any of the Sub-Adviser Affiliates in the performance of their duties or from reckless disregard of their obligations and duties under this Agreement, including the Sub-Adviser’s failure to adhere to any investment policies and restrictions as described in the Registration Statement and the Sub-Adviser’s error in the placement, execution or settlement of a trade for the Fund (“Trade Error”). The parties mutually agree and acknowledge that the determination of what constitutes a Trade Error for purposes of this Sub-Advisory Agreement shall be made by the Trust.

10.2        Any person, even though also a director, officer, employee, shareholder, member or agent of the Sub-Adviser, who may be or become an officer, director, trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with the Sub-Adviser's duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, shareholder, member or agent of the Sub-Adviser, or one under the Sub-Adviser's control or direction, even though paid by the Sub-Adviser.

11.           Duration and Termination.

11.1        The term of this Agreement shall begin on the date of this Sub-Advisory Agreement and, unless sooner terminated as hereinafter provided, shall continue in effect for a period of two (2) years. This Agreement shall continue in effect from year to year thereafter, subject to termination as hereinafter provided, if such continuance is approved at least annually (a) by a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or by vote of the Board, cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Adviser shall furnish to the Adviser and the Trust, promptly upon their request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

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11.2        This Agreement may be terminated at any time on 60 day’s prior written notice to the Sub-Adviser, without the payment of any penalty: (i) by vote of the Board; (ii) by the Adviser; (iii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund; or (iv) in accordance with the terms of any exemptive order obtained by the Trust or the Fund under Section 6(c) of the 1940 Act, exempting the Trust or the Fund from Section 15(a) and Rule 18f-2 under the 1940 Act. The Sub-Adviser may terminate this Agreement at any time, without the payment of any penalty, on at least 90 days' prior written notice to the Adviser and the Trust. Termination of this Agreement and/or the services of the Sub-Adviser will not affect: (i) the validity of any action previously taken by the Sub-Adviser under this Agreement; (ii) liabilities or obligations of the parties for transactions initiated before termination of this Agreement; or (iii) the Fund’s obligation to pay advisory fees to Adviser. If this Agreement is terminated by the Adviser or Sub-Adviser, the Sub-Adviser will have no further obligation to take any action subsequent to termination with respect to the Fund except as may be reasonably required pursuant to the notice of termination and in furtherance of its role as a fiduciary in order to facilitate an orderly transition of the management of the Fund. This Agreement will automatically and immediately terminate in the event of its assignment (as defined in the 1940 Act).

12.           Non-Exclusive Management.

12.1        The Sub-Adviser, its officers, employees, and agents, may have or take the same or similar positions in specific investments for their own accounts, or for the accounts of other clients, as the Sub-Adviser does for the ReSolve Sleeve. The Adviser expressly acknowledges and understands that the Sub-Adviser shall be free to render investment advice to others and that the Sub-Adviser does not make its investment management services available exclusively to the Adviser or the Fund. Nothing in this Agreement shall impose upon the Sub-Adviser any obligation to purchase or sell, or to recommend for purchase or sale, for the ReSolve Sleeve any security that the Sub-Adviser, its principals, affiliates or employees, may purchase or sell for their own accounts or for the account of any other client, if in the reasonable opinion of the Sub-Adviser such investment would be unsuitable for the ReSolve Sleeve or if the Sub-Adviser determines in the best interest of the Fund that such purchase or sale would be impractical.

13.           Good Standing.

13.1        The Adviser and Sub-Adviser hereby warrant and represent that they are each investment advisers in good standing that their respective regulatory filings are current and accurately reflect their advisory operations, and that they are in compliance with applicable state and federal rules and regulations pertaining to investment advisers. In addition, the Adviser and Sub-Adviser further warrant and represent that neither is (nor any of their respective Associated Persons are) subject to any statutory disqualification set forth in Sections 203(e) and 203(f) of the Advisers Act (or any successor Advisers Act sections or rules), nor are they currently the subject of any investigation or proceeding which could result in statutory disqualification. The Adviser and Sub-Adviser acknowledge that their respective obligations to advise the other with respect to these representations shall be continuing and ongoing, and should any representation change for any reason, each

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warrants to advise the other immediately, together with providing the corresponding pertinent facts and circumstances.

14.           Amendment.

14.1        This Agreement may be amended by mutual consent of the Adviser and the Sub-Adviser, provided the Trust approves the amendment (a) by vote of a majority of the Trustees of the Trust, including Trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) if required under then current interpretations of the 1940 Act by the SEC, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

15.           Privacy Notice/Confidentiality.

15.1        The Adviser and Sub-Adviser acknowledge prior receipt of the other’s Privacy Notice and Policy. The Adviser and Sub-Adviser agree to safeguard all information pertaining to the Fund consistent with the requirements of applicable state and federal privacy statutes pertaining to registered investment advisers.

16.           Notice.

16.1        Whenever any notice is required or permitted to be given under any provision of this Agreement, such notice shall be in writing, shall be signed by or on behalf of the party giving the notice and shall be mailed by first class or express mail, or sent by courier or facsimile with confirmation of transmission to the other party at the addresses or facsimile numbers as a party may from time to time specify to the other party by such notice hereunder. Any such notice shall be deemed duly given when delivered at such address.

17.           Arbitration.

17.1        Any controversy or claim arising out of or related to this Agreement shall be settled by binding arbitration by one arbitrator in the State of New York, Suffolk County in accordance with the rules then obtaining of the American Arbitration Association, and the arbitrators’ decision shall be binding and final, and judgment upon the award rendered may be entered in any court having jurisdiction thereof.

18.           Indemnification.

18.1        The Adviser agrees to defend, indemnify and hold harmless the Sub-Adviser and its officers, directors, members, employees and/or agents from any and all claims, losses, damages, liabilities, costs and/or expenses directly resulting from the violation of any of the terms of this Agreement by the Adviser.

18.2        The Sub-Adviser agrees to defend, indemnify and hold harmless the Adviser and each of the Adviser’s officers, directors, members, employees and/or agents from any and all claims, losses, damages, liabilities, costs and/or expenses directly resulting from the violation of any of the terms of this Agreement by the Sub-Adviser.

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18.3        The Adviser and Sub-Adviser’s obligations under this paragraph shall survive the termination of this Agreement.

19.           Governing Law.

19.1        This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of laws principles thereof.

19.2        Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said 1940 Act. In addition, where the effect of a requirement of the Act reflected in any provision of this Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

20.           Severability.

20.1        In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

21.           Counterparts.

21.1        This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

22.           Binding Effect.

22.1        Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated and that his signature will operate to bind the party indicated to the foregoing terms.

23.           Captions.

23.1        The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereto or otherwise affect their construction or effect.

24.           Change of Control.

24.1        The Sub-Adviser shall notify the Adviser and the Trust in writing at least 60 days in advance of any “change of control,” as defined in Section 2(a)(9) of the 1940 Act, as will enable the Trust to consider whether an “assignment” of this Agreement, as defined in Section 2(a)(4) of the 1940 Act, would occur.

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25.           Other Business.

25.1        Except as set forth above, nothing in this Agreement shall limit or restrict the right of any of the Sub-Adviser’s directors, officers or employees who may also be a trustee, officer, partner or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Sub-Adviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

[The remainder of this page is blank. Signature page follows.]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below.

Rational Advisors, Inc.	ReSolve Asset Management, Inc.
By: /s/ Jerry Szilagyi	By: /s/ Cheryl Davidson
Name: Jerry Szilagyi	Name: Cheryl Davidson
Title: Chief Executive Officer	Title: President and Chief Compliance Officer

Dated: as of December 30, 2024

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ANNEX b

NEWFOUND SUB-ADVISORY AGREEMENT

SUB-ADVISORY AGREEMENT

Return Stacked® Balanced Allocation & Systematic Macro Fund

SUB-ADVISORY AGREEMENT, between Rational Advisors, Inc., an Ohio corporation (the “Adviser”), and Newfound Research LLC, a Delaware limited liability company (the “Sub-Adviser”).

WHEREAS, the Adviser acts as the investment adviser to series of the Mutual Fund and Variable Insurance Trust, a Delaware statutory trust (the “Trust”), which is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), pursuant to a Management Agreement dated as of January 1, 2016 (the “Management Agreement”);

WHEREAS, the Adviser acts as investment adviser to Return Stacked® Balanced Allocation & Systematic Macro Fund, a series of the Trust (the “Fund”);

WHEREAS, under the Management Agreement, the Adviser has full legal authority to engage unaffiliated investment managers as sub-advisers to manage accounts and or assets designated for the Adviser’s management by the Trust;

WHEREAS, the Sub-Adviser is registered with the Securities and Exchange Commission the (“SEC”) as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

WHEREAS, the Adviser desires the Sub-Adviser to render investment advisory services to a portion of the Fund’s assets allocated by the Adviser to the Sub-Adviser (the “Newfound Sleeve”), as described in the Fund’s prospectus and statement of additional information (the “SAI”) of the Fund (collectively the “Registration Statement”), and the Sub-Adviser is willing to render such services; and

NOW, THEREFORE, in consideration of the premises and mutual agreements hereinafter set forth, the parties hereto agree as follows:

1.              Appointment and Status of Sub-Adviser.

1.1 The Adviser hereby appoints the Sub-Adviser to provide investment advisory services to the Newfound Sleeve for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor of the Adviser and the Trust and shall, unless otherwise expressly provided herein or authorized by the Adviser or the Board of Trustees of the Trust (the “Board”) from time to time, have no authority to act for or represent the Adviser or the Trust in any way or otherwise be deemed an agent of the Adviser or the Trust.
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2.              Sub-Adviser's Duties.

2.1 Subject to the general supervision of the Board and the Adviser, the Sub-Adviser shall, employing its discretion, manage the investment operations of the Fund and the composition of the portfolio of securities and investments (including cash) allocated to the Newfound Sleeve, as described in and in accordance with the Fund’s investment objective, strategies, policies and restrictions stated in the Fund’s effective Registration Statement and subject to the following understandings:
(a)	The Sub-Adviser shall furnish a continuous investment program for the Newfound Sleeve, as described in the effective Registration Statement.
(b)	The Sub-Adviser shall use its best judgment in the performance of its duties under this agreement;
(c)	The Sub-Adviser, in the performance of its duties and obligations under this agreement for the Fund, shall act in conformity with the Trust's declaration of trust, its by-laws and the Fund’s effective Registration Statement and with the reasonable instructions and directions of the Board and the Adviser, and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations;
(d)	The Sub-Adviser shall determine the securities to be purchased or sold by the Newfound Sleeve and will place portfolio transactions pursuant to its determinations either directly with the issuer or with any broker and/or dealer in such securities, subject to Section 7 Execution of Purchase and Sale Orders below;
(e)	The Sub-Adviser shall maintain books and records with respect to the securities transactions of the Newfound Sleeve and shall render to the Adviser and the Board such periodic and special reports as the Adviser or the Board may reasonably request;
(f)	The Sub-Adviser shall provide the Trust's custodian and fund accountant on each business day with information about the securities transactions executed with respect to the Newfound Sleeve, and with such other information relating to the Trust as may be required under the terms of the then-current custody agreement between the Trust and the custodian;
(g)	The Sub-Adviser shall respond promptly to any request from the Adviser or the Fund’s fund accountant for assistance in obtaining price sources for securities held by the Newfound Sleeve or determining a price when a price source is not available, and promptly review the prices used by the Fund’s accountant to determine net asset value and advise the Fund’s accountant promptly if any price appears to be incorrect;
(h)	The Sub-Adviser hereby represents that it has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Adviser and the Trust with a copy of the code and evidence of its adoption.
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Within 45 days of the last calendar quarter of each year while this agreement is in effect, the Sub-Adviser shall provide to the Board a written report that describes any issues arising under the code of ethics since the last report to the Board, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that the Sub-Adviser has adopted procedures reasonably necessary to prevent access persons (as that term is defined in Rule 17j-1) from violating the code;

(i)	The Sub-Adviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state regulations. The Sub-Adviser shall provide to the Trust’s chief compliance officer an annual written report regarding the Sub-Adviser’s compliance program.
(j)	Upon the Adviser’s request, the Sub-Adviser shall provide such information and assistance as may be required to enable the Adviser to fulfill its obligations under the Trust’s Liquidity Risk Management Program including, but not limited to, review of all liquidity determinations.
(k)	The Sub-Adviser shall provide such information and assistance as may be required to enable the Adviser to fulfill its obligations under all existing and future securities regulations including, but not limited to, Rule 18f-4 under the 1940 Act.

3.              Custodian.

3.1 The assets of the Newfound Sleeve shall be held by an independent custodian, not the Adviser nor Sub-Adviser. The Sub-Adviser is authorized to give instructions to the custodian with respect to all investment decisions regarding the Fund and the custodian is authorized and directed to effect transactions for the Fund and otherwise take such actions as the Sub-Adviser shall reasonably direct in connection with the performance of the Sub-Adviser's obligations in respect of the Fund.

4.              Risk Acknowledgment.

4.1 The Adviser acknowledges that the Sub-Adviser does not guarantee the future performance of the Newfound Sleeve or any specific level of performance, nor the success of the Sub-Adviser’s overall management of the Newfound Sleeve. Accordingly, the Adviser acknowledges and agrees that the Sub-Adviser shall not have any legal or financial responsibility for performance or losses unless directly attributable to the gross negligence or willful misconduct of the Sub-Adviser, including the Sub-Adviser’s failure to adhere to any investment policies and restrictions as described in the Fund’s effective Registration Statement.

5.              Directions to the Sub-Adviser.

5.1 The Adviser will be responsible for forwarding Adviser and/or Trust directions, notices and instructions to the Sub-Adviser, in writing, which shall be effective upon receipt by the Sub-Adviser. The Sub-Adviser shall be fully protected in relying upon any
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such direction, notice, or instruction until it has been duly advised in writing of changes therein.

6.              Execution of Purchase and Sale Orders.

6.1 In connection with purchases or sales of portfolio securities for the account of the Newfound Sleeve, the Sub-Adviser will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by the Sub-Adviser, subject to review of this selection by the Board from time to time. The Sub-Adviser will be responsible for the negotiation and the allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, the Sub-Adviser will at all times seek, for the Newfound Sleeve the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.
6.2 The Sub-Adviser should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, the Sub-Adviser is authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which it exercises investment discretion.
6.3 The Sub-Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing portfolio transactions with respect to the Newfound Sleeve that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or the Sub-Adviser’s overall responsibilities with respect to the Newfound Sleeve and to accounts over which the Sub-Adviser exercises investment discretion. The Trust and the Sub-Adviser understand and acknowledge that, although the information may be useful to the Fund and the Sub-Adviser, it is not possible to place a dollar value on such information. The Sub-Adviser shall periodically review and provide reports to the Adviser and Board regarding the commissions paid by the Newfound Sleeve for evaluation of whether the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund. The Sub-Adviser may not give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.
6.4 Subject to the provisions of the 1940 Act, and other applicable law, the Sub-Adviser, any of its affiliates or any affiliates of its affiliates may retain compensation in connection with effecting the portfolio transactions of the Newfound Sleeve, including transactions effected through others. If any occasion should arise in which the Sub-Adviser gives any advice to clients of the Sub-Adviser concerning the shares of the Fund, the Sub-Adviser will act solely as investment counsel for such client and not in any way on behalf of the Fund. The Sub-Adviser's services to the Fund, with respect to the Newfound Sleeve,
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pursuant to this Agreement are not to be deemed to be exclusive and it is understood that the Sub-Adviser may render investment advice, management and other services to others, including other registered investment companies.

7.              Books and Records.

7.1 The Sub-Adviser shall keep the Trust’s books and records required to be maintained by it pursuant to Section 2.1(e) of this Agreement. The Sub-Adviser agrees that all records that it maintains for the Trust are the property of the Trust and it will promptly surrender any of such records to the Trust upon the Trust’s request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by the Sub-Adviser with respect to the Trust by Rule 31a-1 under the 1940 Act.

8.              Expenses of the Sub-Adviser.

8.1 During the term of this Agreement, the Sub-Adviser will pay all expenses (including without limitation the compensation of all trustees or officers of the Trust, if any, who are “interested persons” of the Sub-Adviser, as defined in the 1940 Act) incurred by it in connection with its activities under this Agreement other than the cost of securities and investments purchased for the Newfound Sleeve (including taxes and brokerage commissions, if any). Notwithstanding the foregoing, the Sub-Adviser is not obligated to pay the compensation or expenses of the Trust’s Chief Compliance Officer, regardless of whether the Chief Compliance Officer is affiliated with the Sub-Adviser.

9.              Compensation of the Sub-Adviser.

9.1 For the services provided and the expenses borne pursuant to this Agreement, the Adviser will pay to the Sub-Adviser as full compensation therefor a fee equal to thirty-three and thirty-three hundredths of a percent (33.33%) of the net advisory fees paid by the Fund to the Adviser as described in the Fund’s effective Registration Statement with respect to the value of the Fund’s shares held by shareholder accounts created with the Trust’s transfer agent after December 31, 2024. Net Advisory Fees are defined as advisory fees collected from the Fund net of fee waivers or expense reimbursements due to the expense caps and any extraordinary expenses related to the management and sponsorship of the Fund, including but not limited to, litigation and legal expenses as recorded on the financial statements of the Adviser. This fee for each month will be paid to the Sub-Adviser during the succeeding month. The Adviser is solely responsible for the payment of the Sub-Adviser’s fees, and the Sub-Adviser agrees not to seek payment of its fees from the Trust or the Fund.

10.           Liability.

10.1 Neither the Sub-Adviser nor its shareholders, members, officers, directors, employees, agents, control persons or affiliates of any thereof (together, the “Sub-Adviser Affiliates”) shall be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates except that the Sub-Adviser shall be liable for a loss resulting from a breach of fiduciary duty with
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respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part or on the part of any of the Sub-Adviser Affiliates in the performance of their duties or from reckless disregard of their obligations and duties under this Agreement, including the Sub-Adviser’s failure to adhere to any investment policies and restrictions as described in the Registration Statement and the Sub-Adviser’s error in the placement, execution or settlement of a trade for the Fund (“Trade Error”). The parties mutually agree and acknowledge that the determination of what constitutes a Trade Error for purposes of this Sub-Advisory Agreement shall be made by the Trust.

10.2 Any person, even though also a director, officer, employee, shareholder, member or agent of the Sub-Adviser, who may be or become an officer, director, trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with the Sub-Adviser's duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, shareholder, member or agent of the Sub-Adviser, or one under the Sub-Adviser's control or direction, even though paid by the Sub-Adviser.

11.           Duration and Termination.

11.1 The term of this Agreement shall begin on the date of this Sub-Advisory Agreement and, unless sooner terminated as hereinafter provided, shall continue in effect for a period of two (2) years. This Agreement shall continue in effect from year to year thereafter, subject to termination as hereinafter provided, if such continuance is approved at least annually (a) by a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or by vote of the Board, cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Adviser shall furnish to the Adviser and the Trust, promptly upon their request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.
11.2 This Agreement may be terminated at any time on 60 day’s prior written notice to the Sub-Adviser, without the payment of any penalty: (i) by vote of the Board; (ii) by the Adviser; (iii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund; or (iv) in accordance with the terms of any exemptive order obtained by the Trust or the Fund under Section 6(c) of the 1940 Act, exempting the Trust or the Fund from Section 15(a) and Rule 18f-2 under the 1940 Act. The Sub-Adviser may terminate this Agreement at any time, without the payment of any penalty, on at least 90 days' prior written notice to the Adviser and the Trust. Termination of this Agreement and/or the services of the Sub-Adviser will not affect: (i) the validity of any action previously taken by the Sub-Adviser under this Agreement; (ii) liabilities or obligations of the parties for transactions initiated before termination of this Agreement; or (iii) the Fund’s obligation to pay advisory fees to Adviser. If this Agreement is terminated by the Adviser or Sub-Adviser, the Sub-Adviser will have no further obligation to take any action
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subsequent to termination with respect to the Fund except as may be reasonably required pursuant to the notice of termination and in furtherance of its role as a fiduciary in order to facilitate an orderly transition of the management of the Fund. This Agreement will automatically and immediately terminate in the event of its assignment (as defined in the 1940 Act).

12.           Non-Exclusive Management.

12.1 The Sub-Adviser, its officers, employees, and agents, may have or take the same or similar positions in specific investments for their own accounts, or for the accounts of other clients, as the Sub-Adviser does for the Newfound Sleeve. The Adviser expressly acknowledges and understands that the Sub-Adviser shall be free to render investment advice to others and that the Sub-Adviser does not make its investment management services available exclusively to the Adviser or the Fund. Nothing in this Agreement shall impose upon the Sub-Adviser any obligation to purchase or sell, or to recommend for purchase or sale, for the Newfound Sleeve any security that the Sub-Adviser, its principals, affiliates or employees, may purchase or sell for their own accounts or for the account of any other client, if in the reasonable opinion of the Sub-Adviser such investment would be unsuitable for the Newfound Sleeve or if the Sub-Adviser determines in the best interest of the Fund that such purchase or sale would be impractical.

13.           Good Standing.

13.1 The Adviser and Sub-Adviser hereby warrant and represent that they are each investment advisers in good standing that their respective regulatory filings are current and accurately reflect their advisory operations, and that they are in compliance with applicable state and federal rules and regulations pertaining to investment advisers. In addition, the Adviser and Sub-Adviser further warrant and represent that neither is (nor any of their respective Associated Persons are) subject to any statutory disqualification set forth in Sections 203(e) and 203(f) of the Advisers Act (or any successor Advisers Act sections or rules), nor are they currently the subject of any investigation or proceeding which could result in statutory disqualification. The Adviser and Sub-Adviser acknowledge that their respective obligations to advise the other with respect to these representations shall be continuing and ongoing, and should any representation change for any reason, each warrants to advise the other immediately, together with providing the corresponding pertinent facts and circumstances.

14.           Amendment.

14.1 This Agreement may be amended by mutual consent of the Adviser and the Sub-Adviser, provided the Trust approves the amendment (a) by vote of a majority of the Trustees of the Trust, including Trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) if required under then current interpretations of the 1940 Act by the SEC, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.
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15.           Privacy Notice/Confidentiality.

15.1 The Adviser and Sub-Adviser acknowledge prior receipt of the other’s Privacy Notice and Policy. The Adviser and Sub-Adviser agree to safeguard all information pertaining to the Fund consistent with the requirements of applicable state and federal privacy statutes pertaining to registered investment advisers.

16.           Notice.

16.1 Whenever any notice is required or permitted to be given under any provision of this Agreement, such notice shall be in writing, shall be signed by or on behalf of the party giving the notice and shall be mailed by first class or express mail, or sent by courier or facsimile with confirmation of transmission to the other party at the addresses or facsimile numbers as a party may from time to time specify to the other party by such notice hereunder. Any such notice shall be deemed duly given when delivered at such address.

17.           Arbitration.

17.1 Any controversy or claim arising out of or related to this Agreement shall be settled by binding arbitration by one arbitrator in the State of New York, Suffolk County in accordance with the rules then obtaining of the American Arbitration Association, and the arbitrators' decision shall be binding and final, and judgment upon the award rendered may be entered in any court having jurisdiction thereof.

18.           Indemnification.

18.1 The Adviser agrees to defend, indemnify and hold harmless the Sub-Adviser and its officers, directors, members, employees and/or agents from any and all claims, losses, damages, liabilities, costs and/or expenses directly resulting from the violation of any of the terms of this Agreement by the Adviser.
18.2 The Sub-Adviser agrees to defend, indemnify and hold harmless the Adviser and each of the Adviser’s officers, directors, members, employees and/or agents from any and all claims, losses, damages, liabilities, costs and/or expenses directly resulting from the violation of any of the terms of this Agreement by the Sub-Adviser.
18.3 The Adviser and Sub-Adviser’s obligations under this paragraph shall survive the termination of this Agreement.

19.           Governing Law.

19.1 This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of laws principles thereof.
19.2 Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of
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any such court, by rules, regulations or orders of the SEC issued pursuant to said 1940 Act. In addition, where the effect of a requirement of the Act reflected in any provision of this Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

20.           Severability.

20.1 In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

21.           Counterparts.

21.1 This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

22.           Binding Effect.

22.1 Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated and that his signature will operate to bind the party indicated to the foregoing terms.

23.           Captions.

23.1 The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereto or otherwise affect their construction or effect.

24.           Change of Control.

24.1 The Sub-Adviser shall notify the Adviser and the Trust in writing at least 60 days in advance of any “change of control,” as defined in Section 2(a)(9) of the 1940 Act, as will enable the Trust to consider whether an “assignment” of this Agreement, as defined in Section 2(a)(4) of the 1940 Act, would occur.

25.           Other Business.

25.1 Except as set forth above, nothing in this Agreement shall limit or restrict the right of any of the Sub-Adviser’s directors, officers or employees who may also be a trustee, officer, partner or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Sub-Adviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

[The remainder of this page is blank. Signature page follows.]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below.

Rational Advisors, Inc.	Newfound Research LLC
By: /s/ Jerry Szilagyi	By: /s/ Corey Hoffstein
Name: Jerry Szilagyi	Name: Corey Hoffstein
Title: Chief Executive Officer	Title: Chief Executive Officer

Dated: as of December 30, 2024

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ANNEX C

NEW RESOLVE GLOBAL FUTURES TRADING ADVISORY AGREEMENT

FUTURES TRADING ADVISORY AGREEMENT

Return Stacked® Balanced Allocation & Systematic Macro Fund

FUTURES TRADING ADVISORY AGREEMENT, between Rational Advisors, Inc., an Ohio corporation (the “Adviser”), and ReSolve Asset Management SEZC (Cayman), an exempted company incorporated under the laws of the Cayman Islands (the “Futures Trading Adviser”).

WHEREAS, the Adviser acts as the investment adviser to series of the Mutual Fund and Variable Insurance Trust, a Delaware statutory trust (the “Trust”), which is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), pursuant to a Management Agreement dated as of January 1, 2016 (the “Management Agreement”);

WHEREAS, the Adviser acts as investment adviser to Return Stacked® Balanced Allocation & Systematic Macro Fund, a series of the Trust (the “Fund”);

WHEREAS, under the Management Agreement, the Adviser has full legal authority to engage unaffiliated investment managers to manage accounts and or assets designated for the Adviser’s management by the Trust;

WHEREAS, the Adviser has retained ReSolve Asset Management, Inc., a corporation incorporated under the laws of Canada (“Sub-Adviser”) to serve as sub-adviser to a portion of the Fund’s assets allocated by the Sub-Adviser and Futures Trading Adviser (the “ReSolve Sleeve”), as described in the effective prospectus and statement of additional information (the “SAI”) of the Fund (collectively, the “Registration Statement”), pursuant to a Sub-Advisory agreement dated December 30, 2024;

WHEREAS, the Futures Trading Adviser is regulated as a commodity trading advisor (“CTA”) by the U.S. Commodity Futures Trading Commission (“CFTC”) and National Futures Association (“NFA”); and

WHEREAS, the Adviser desires the Futures Trading Adviser to render futures trading advisory services to the ReSolve Sleeve, as described in the effective Registration Statement, and the Futures Trading Adviser is willing to render such services;

NOW, THEREFORE, in consideration of the premises and mutual agreements hereinafter set forth, the parties hereto agree as follows:

1.              Appointment and Status of Futures Trading Adviser.

1.1 The Adviser hereby appoints the Futures Trading Adviser to provide CTA services for the assets of the ReSolve Sleeve allocated by the Adviser and Sub-Adviser (“Allocated Assets”) for the period and on the terms set forth in this Agreement. The Futures Trading
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Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided. The Futures Trading Adviser shall for all purposes herein be deemed to be an independent contractor of the Adviser and the Trust and shall, unless otherwise expressly provided herein or authorized by the Adviser or the Board of Trustees of the Trust (the “Board”) from time to time, have no authority to act for or represent the Adviser or the Trust in any way or otherwise be deemed an agent of the Adviser or the Trust.

2.              The Futures Trading Adviser’s Duties.

2.1           Subject to the general oversight of the Board, general supervision by the Adviser, and in collaboration and coordination with the Sub-Adviser, the Futures Trading Adviser shall, employing its discretion, manage the composition of the portfolio of investments of the Allocated Assets, as described and in accordance with the Fund’s investment objective, strategies, policies and restrictions stated in the Fund’s effective Registration Statement and subject to the following understandings:

(a)	the Futures Trading Adviser shall furnish a continuous investment program for the Allocated Assets, as described in the effective Registration Statement;
(b)	The Futures Trading Adviser shall use its best judgment in the performance of its duties under this Agreement;
(c)	The Futures Trading Adviser, in the performance of its duties and obligations under this agreement for the Allocated Assets, shall act in conformity with the Trust’s declaration of trust, its by-laws and the effective Registration Statement and with the reasonable instructions and directions of the Board and the Adviser, and will conform to and comply with the requirements of the 1940 Act and all other applicable U.S. federal and state laws and regulations;
(d)	The Futures Trading Adviser will abide by applicable speculative position limits as imposed by the CFTC or relevant contract market(s) in respect of the Futures Trading Adviser’s trading of the Allocated Assets, and its other client accounts, in futures contracts, options on futures contracts, forward contracts, commodities, swaps and other instruments to which speculative position limits may apply;
(e)	The Futures Trading Adviser shall determine the commodity interest investments to be purchased or sold for the Allocated Assets and will place portfolio transactions pursuant to its determinations either directly with the issuer or with any broker and/or dealer in such investments, subject to Section 6 Execution of Purchase and Sale Orders below;
(f)	The Futures Trading Adviser shall maintain books and records with respect to the transactions of the Allocated Assets as required by relevant laws/regulations and shall render to the Adviser and the Board such periodic and special reports as the Adviser or the Board may reasonably request;
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(g)	The Futures Trading Adviser shall provide the Trust’s custodian and fund accountant on each business day with information about the ReSolve Sleeve’s transactions, and with such other information relating to the Trust as may be required under the terms of the then-current custody agreement between the Trust and the custodian;
(h)	The Futures Trading Adviser shall, as soon as practicable after the close of business each day, but no later than the close of business the following business day, provide the Trust’s custodian and fund accountant with (generally via electronic file format) the trade information for each transaction effected for the Allocated Assets, provide copies of such trade tickets to the Adviser and the Fund upon request, and promptly forward to the Trust’s custodian and fund accountant copies of all brokerage or dealer confirmations;
(i)	The Futures Trading Adviser shall respond promptly to any request from the Adviser or the Fund’s fund accountant for assistance in obtaining price sources for commodity interest investments held by the ReSolve Sleeve or determining a price when a price source is not available, and promptly review the prices used by the Fund’s accountant to determine net asset value and advise the Fund’s accountant promptly if any price appears to be incorrect;
(j)	The Futures Trading Adviser hereby represents that it has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Adviser and the Trust with a copy of the code and evidence of its adoption. Within 45 days of the last calendar quarter of each year while this agreement is in effect, the Futures Trading Adviser shall provide to the Board a written report that describes any issues arising under the code of ethics since the last report to the Board, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that the Futures Trading Adviser has adopted procedures reasonably necessary to prevent access persons (as that term is defined in Rule 17j-1) from violating the code;
(k)	The Futures Trading Adviser agrees to maintain adequate compliance policies and procedures to ensure its compliance with the 1940 Act and the Commodity Exchange Act, the related regulations of the SEC, CFTC and NFA; and other applicable federal and state regulations. The Futures Trading Adviser shall provide to the Trust’s chief compliance officer an annual written report regarding the Futures Trading Adviser’s compliance program.
(l)	Upon the Adviser’s request, the Futures Trading Adviser shall provide such information and assistance as may be required to enable the Adviser to fulfill its obligations under the Trust’s Liquidity Risk Management Program including, but not limited to, review of all liquidity determinations, as well as the Trust’s Derivatives Risk Management Program.
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(m)	The Futures Trading Adviser shall provide such information and assistance as may be required to enable the Adviser to fulfill its obligations under all existing and future securities regulations including, but not limited to, Rule 18f-4 under the 1940 Act.

3.              Custodian.

3.1           The Allocated Assets shall be held by an independent custodian, not the Adviser, Sub-Adviser or Futures Trading Adviser. The Futures Trading Adviser is authorized to give instructions to the custodian with respect to all investment decisions regarding Allocated Assets and the custodian is authorized and directed to effect transactions and otherwise take such actions as the Futures Trading Adviser shall reasonably direct in connection with the performance of the Futures Trading Adviser’s obligations in respect of the Allocated Assets.

4.              Risk Acknowledgment.

4.1           The Adviser acknowledges that the Futures Trading Adviser does not guarantee the future performance of the Allocated Assets, any specific level of performance, or the success of the Futures Trading Adviser’s overall management of the Allocated Assets. Accordingly, the Adviser acknowledges and agrees that the Futures Trading Adviser shall not have any legal or financial responsibility for performance or losses unless directly attributable to the gross negligence or willful misconduct of the Futures Trading Adviser, including the Futures Trading Adviser’s failure to adhere to any investment policies and restrictions as described in the Fund’s effective Registration Statement.

5.              Directions to the Futures Trading Adviser.

5.1           The Adviser will be responsible for forwarding Adviser and/or Trust directions, notices and instructions to the Futures Trading Adviser, in writing, which shall be effective upon receipt by the Futures Trading Adviser. The Futures Trading Adviser shall be fully protected in relying upon any such direction, notice, or instruction until it has been duly advised in writing of changes therein.

6.              Execution of Purchase and Sale Orders.

6.1           In connection with purchases or sales of investments for the account of the ReSolve Sleeve, the Futures Trading Adviser will arrange for the placing of all orders for the purchase and sale of portfolio investments for the account with brokers or dealers selected by the Futures Trading Adviser, subject to review of this selection by the Adviser from time to time. The Futures Trading Adviser will be responsible for the negotiation and the allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, the Futures Trading Adviser will at all times seek, for the ReSolve Sleeve, the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

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6.2           The Futures Trading Adviser should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, the Futures Trading Adviser is authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which it exercises investment discretion.

6.3           The Futures Trading Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing portfolio transactions with respect to the Allocated Assets that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Futures Trading Adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or the Futures Trading Adviser’s overall responsibilities with respect to the Allocated Assets and to accounts over which the Futures Trading Adviser exercises investment discretion. The Trust and the Futures Trading Adviser understand and acknowledge that, although the information may be useful to the Fund and the Futures Trading Adviser, it is not possible to place a dollar value on such information. The Futures Trading Adviser shall periodically review and provide reports to the Adviser, Sub-Adviser and Board regarding the commissions paid by the Fund, with respect to the ReSolve Sleeve, for evaluation of whether the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund. The Futures Trading Adviser may not give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

6.4           The Adviser recognizes that the Futures Trading Adviser will transmit orders on behalf of the Allocated Assets to broker or dealers and the Futures Trading Adviser’s responsibility with respect to any of the ReSolve Sleeve’s portfolio transactions shall be fulfilled at the time that a complete order has been transmitted to such broker or dealer. The Futures Trading Adviser shall not be responsible for any acts, omissions, or errors of such broker or dealer in executing such orders.

6.5           The Futures Trading Adviser may “block” or “bunch” order entry for the account of the ReSolve Sleeve with orders for accounts of other clients managed by the Futures Trading Adviser, and may place orders for execution through one broker or dealer, which may later be “given-up” by the executing broker to another broker, with the account of the Fund being charged all customary and relevant “give-up” fees.

6.6           Subject to the provisions of the 1940 Act, and other applicable law, the Futures Trading Adviser, any of its affiliates or any affiliates of its affiliates may retain compensation in connection with effecting the portfolio transactions of the Allocated Assets, including transactions effected through others. If any occasion should arise in which the Futures Trading Adviser gives any advice to clients of the Futures Trading Adviser concerning the shares of the Fund, the Futures Trading Adviser will act solely as investment counsel for such client and not in any way on behalf of the Fund. The Futures Trading Adviser’s services to the Fund, with respect to the Allocated Assets, pursuant to this Agreement are not to be deemed to be exclusive and it is understood that the Futures

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Trading Adviser may render investment advice, management and other services to others, including other registered investment companies.

7.              Books and Records.

7.1           The Futures Trading Adviser shall keep the Trust’s books and records required to be maintained by it pursuant to Section 2.1(f) of this Agreement. The Futures Trading Adviser agrees that all records that it maintains for the Trust are the property of the Trust and it will promptly surrender any of such records to the Trust upon the Trust’s request. The Futures Trading Adviser further agrees to preserve, if applicable on behalf of the Company and the Fund, for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by the Futures Trading Adviser with respect to the Trust by Rule 31a-1 under the 1940 Act. The Futures Trading Adviser hereby agrees that all records which it maintains with respect to the ReSolve Sleeve are the property of the Fund and shall surrender promptly to the Trust or the Adviser copies of any such records upon the Trust’s or Adviser’s request.

8.              Expenses of the Futures Trading Adviser.

8.1           During the term of this Agreement, the Futures Trading Adviser will pay all expenses (including without limitation the compensation of all trustees or officers of the Trust, if any, who are “interested persons” of the Futures Trading Adviser, as defined in the 1940 Act) incurred by it in connection with its activities under this Agreement other than the cost of investments purchased for the Allocated Assets (including taxes and brokerage commissions, if any). Notwithstanding the foregoing, the Futures Trading Adviser is not obligated to pay the compensation or expenses of the Trust’s Chief Compliance Officer, regardless of whether the Chief Compliance Officer is affiliated with the Futures Trading Adviser.

9.              Compensation of the Futures Trading Adviser.

9.1           For the services provided and the expenses borne pursuant to this Agreement, the Adviser will pay to the Futures Trading Adviser as full compensation therefor a fee equal to the sum of: (1) twenty-five percent (25%) of the net advisory fees paid by the Fund to the Adviser as described in the Fund’s effective Registration Statement with respect to the value of the Fund’s shares held by shareholder accounts created with the Trust’s transfer agent after December 31, 2024; and (2) thirty-seven and one-half percent (37.5%) with respect to the value of the Fund’s shares held by shareholder accounts created with the Trust’s transfer agent on or prior to December 31, 2024. Net Advisory Fees are defined as advisory fees collected from the Fund net of fee waivers or expense reimbursements due to the expense caps and any extraordinary expenses related to the management and sponsorship of the Fund, including but not limited to, litigation and legal expenses as recorded on the financial statements of the Adviser. This fee for each month will be paid to the Futures Trading Adviser during the succeeding month. The Adviser is solely responsible for the payment of the Futures Trading Adviser’s fees, and the Futures Trading Adviser agrees not to seek payment of its fees from the Trust or the Fund.

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10.           Liability.

10.1        Neither the Futures Trading Adviser nor its shareholders, members, officers, directors, employees, agents, control persons or affiliates of any thereof (together, the “Futures Trading Adviser Affiliates”) shall be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates except that the Futures Trading Adviser shall be liable for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part or on the part of any of the Futures Trading Adviser Affiliates in the performance of their duties or from reckless disregard of their obligations and duties under this Agreement, including the Futures Trading Adviser’s failure to adhere to any investment policies and restrictions as described in the Registration Statement and the Futures Trading Adviser’s error in the placement, execution or settlement of a trade for the Fund (“Trade Error”). The parties mutually agree and acknowledge that the determination of what constitutes a Trade Error for purposes of this Futures Trading Advisory Agreement shall be made by the Trust.

10.2        Any person, even though also a director, officer, employee, shareholder, member or agent of the Futures Trading Adviser, who may be or become an officer, director, trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with the Futures Trading Adviser’s duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, shareholder, member or agent of the Futures Trading Adviser, or one under the Futures Trading Adviser’s control or direction, even though paid by the Futures Trading Adviser.

11.           Duration and Termination.

11.1        The term of this Agreement shall begin on the date of this Futures Trading Advisory Agreement and, unless sooner terminated as hereinafter provided, shall continue in effect for a period of two (2) years. This Agreement shall continue in effect from year to year thereafter, subject to termination as hereinafter provided, if such continuance is approved at least annually: (a) by a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or by vote of the Board, cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Futures Trading Adviser shall furnish to the Adviser and the Trust, promptly upon their request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

11.2        This Agreement may be terminated at any time on 60 day’s prior written notice to the Futures Trading Adviser, without the payment of any penalty: (i) by vote of the Board; (ii) by the Adviser; (iii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund; or (iv) in accordance with the terms of any exemptive order

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obtained by the Trust or the Fund under Section 6(c) of the 1940 Act, exempting the Trust or the Fund from Section 15(a) of, and Rule 18f-2 under the 1940 Act. The Futures Trading Adviser may terminate this Agreement at any time, without the payment of any penalty, on at least 90 days’ prior written notice to the Adviser and the Trust. Termination of this Agreement and/or the services of the Futures Trading Adviser will not affect: (i) the validity of any action previously taken by Futures Trading Adviser under this Agreement; (ii) liabilities or obligations of the parties for transactions initiated before termination of this Agreement; or (iii) the Fund’s obligation to pay advisory fees to Adviser. If this Agreement is terminated by the Adviser or Futures Trading Adviser, the Futures Trading Adviser will have no further obligation to take any action subsequent to termination with respect to the Fund except as may be reasonably required pursuant to the notice of termination and in furtherance of its role as a fiduciary in order to facilitate an orderly transition of the management of the Fund. This Agreement will automatically and immediately terminate in the event of its assignment (as defined in the 1940 Act).

12.           Non-Exclusive Management.

12.1        The Futures Trading Adviser, its officers, employees, and agents, may have or take the same or similar positions in specific investments for their own accounts, or for the accounts of other clients, as the Futures Trading Adviser does for the Allocated Assets. The Adviser expressly acknowledges and understands that the Futures Trading Adviser shall be free to render investment advice to others and that the Futures Trading Adviser does not make its investment management services available exclusively to the Adviser or the Fund. Nothing in this Agreement shall impose upon the Futures Trading Adviser any obligation to purchase or sell, or to recommend for purchase or sale, for the Allocated Assets any commodity interest investment that the Futures Trading Adviser, its principals, affiliates or employees, may purchase or sell for their own accounts or for the account of any other client, if in the reasonable opinion of the Futures Trading Adviser such investment would be unsuitable for the ReSolve Sleeve or if the Futures Trading Adviser determines in the best interest of the Fund that such purchase or sale would be impractical.

13.           Representations.

13.1        The Adviser hereby warrants and represents that as of the date of this Agreement it is registered with the CFTC as a commodity pool operator (“CPO”) and relies on CFTC Rule 4.14(a)(4) for a related exemption from CTA registration with respect to the Fund, that its regulatory filings are current and accurately reflect its operations, and that it is in compliance with applicable state and federal rules and regulations pertaining to CPOs. In addition, the Adviser further warrants and represents that as of the date of this Agreement neither it (nor any of its Associated Persons) are subject to any statutory disqualification set forth in the 1940 Act, the CEA or any related regulations (or successor laws or regulations), nor is it currently the subject of any investigation or proceeding which could result in statutory disqualification. The Adviser warrants and represents that as of the date of this Agreement each of the Fund and the Adviser is a “qualified eligible person” (as such term is defined in CFTC Regulation 4.7(a)) and consents to being treated as an “exempt account” under CFTC Rule 4.7.

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13.2        The Futures Trading Adviser hereby warrants and represents that it is registered with the CFTC as a CTA, that its regulatory filings are current and accurately reflect its trading advisory operations, and that it is in compliance with applicable state and federal rules and regulations pertaining to CTAs. In addition, the Futures Trading Adviser further warrants and represents that neither it (nor any of its Associated Persons) are subject to any statutory disqualification set forth in the CEA or under CFTC or NFA rules, nor is it currently the subject of any investigation or proceeding which could result in statutory disqualification. The Futures Trading Adviser represents and warrants that it is not required to register as an investment adviser under the Investment Advisers Act of 1940.

13.3        The Adviser and Futures Trading Adviser acknowledge that their respective obligations to advise the other with respect to these representations shall be continuing and ongoing, and should any representation change for any reason, each warrants to advise the other immediately, together with providing the corresponding pertinent facts and circumstances.

14.           Amendment.

14.1        This Agreement may be amended by mutual consent of the Adviser and the Futures Trading Adviser, provided the Trust approves the amendment (a) by vote of a majority of the Trustees of the Trust, including Trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) if required under then current interpretations of the 1940 Act by the Securities and Exchange Commission (the “SEC”), by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

15.           Privacy Notice/Confidentiality.

15.1        The Adviser and Futures Trading Adviser acknowledge prior receipt of the other’s Privacy Notice and Policy. The Adviser and Futures Trading Adviser agree to safeguard all information pertaining to the Fund consistent with the requirements of applicable U.S. state and federal law.

16.           Notice.

16.1        Whenever any notice is required or permitted to be given under any provision of this Agreement, such notice shall be in writing, shall be signed by or on behalf of the party giving the notice and shall be mailed by first class or express mail, or sent by courier or facsimile with confirmation of transmission to the other party at the addresses or facsimile numbers as a party may from time to time specify to the other party by such notice hereunder. Any such notice shall be deemed duly given when delivered at such address.

17.           Arbitration.

17.1        Any controversy or claim arising out of or related to this Agreement shall be settled by binding arbitration by one arbitrator in the State of New York, Suffolk County in accordance with the rules then obtaining of the American Arbitration Association, and the

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arbitrator’s decision shall be binding and final, and judgment upon the award rendered may be entered in any court having jurisdiction thereof.

18.           Indemnification.

18.1        The Adviser agrees to defend, indemnify and hold harmless the Futures Trading Adviser and its officers, directors, members, employees and/or agents from any and all claims, losses, damages, liabilities, costs and/or expenses directly resulting from the violation of any of the terms of this Agreement by the Adviser.

18.2        The Futures Trading Adviser agrees to defend, indemnify and hold harmless the Adviser and each of the Adviser’s officers, directors, members, employees and/or agents from any and all claims, losses, damages, liabilities, costs and/or expenses directly resulting from the violation of any of the terms of this Agreement by the Futures Trading Adviser.

18.3        The Adviser and Futures Trading Adviser’s obligations under this paragraph shall survive the termination of this Agreement.

19.           Governing Law.

19.1        This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of laws principles thereof.

19.2        Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said 1940 Act. In addition, where the effect of a requirement of the Act reflected in any provision of this Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

20.           Severability.

20.1        In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

21.           Counterparts.

21.1        This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

22.           Binding Effect.

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22.1        Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated and that his signature will operate to bind the party indicated to the foregoing terms.

23.           Captions.

23.1        The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereto or otherwise affect their construction or effect.

24.           Change of Control.

24.1        The Futures Trading Adviser shall notify the Adviser and the Trust in writing at least 60 days in advance of any “change of control,” as defined in Section 2(a)(9) of the 1940 Act, as will enable the Trust to consider whether an “assignment” of this Agreement, as defined in Section 2(a)(4) of the 1940 Act, would occur.

25.           Other Business.

25.1        Except as set forth above, nothing in this Agreement shall limit or restrict the right of any of the Futures Trading Adviser’s directors, officers or employees who may also be a trustee, officer, partner or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Futures Trading Adviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

PURSUANT TO AN EXEMPTION FROM THE CFTC IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS AGREEMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE CFTC. THE CFTC DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF CTA DISCLOSURE. CONSEQUENTLY, THE CFTC HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS AGREEMENT.

[signature page follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below.

Rational Advisors, Inc.	ReSolve Asset Management SEZC (Cayman)
By: /s/ Jerry Szilagyi	By: /s/ Michael Philbrick
Name: Jerry Szilagyi	Name: Michael Philbrick
Title: Chief Executive Officer	Title: Director and Chief Executive Officer

Dated: as of December 30, 2024

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Return Stacked® Balanced Allocation & Systematic Macro Fund
(formerly, Rational/ReSolve Adaptive Asset Allocation Fund),

a series of Mutual Fund and Variable Insurance Trust

36 North New York Avenue

Huntington, New York 11743

1-800-253-0412

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

This communication presents only an overview of the Information Statement that is available to you on the internet relating to Return Stacked® Balanced Allocation & Systematic Macro Fund (formerly, Rational/ReSolve Adaptive Asset Allocation Fund) (the “Fund”), a series of Mutual Fund and Variable Insurance Trust (the “Trust”). We encourage you to access and review all of the important information contained in the Information Statement.

The Information Statement describes the recent approval of new sub-advisory agreements and a new futures trading advisory agreement for the Fund. At a meeting held on December 4, 2024, the Board of Trustees of the Trust (the “Board”), including a majority of the Trustees who are not “interested persons” of the Trust (as defined in the Investment Company Act of 1940, as amended) unanimously approved: (1) a new sub-advisory agreement between Rational Advisors, Inc., the Fund’s investment advisor (“Rational”), and ReSolve Asset Management Inc. (“ReSolve Canada”), the Fund’s sole sub-advisor at the time of the meeting; (2) a sub-advisory agreement between Rational and Newfound Research LLC (“Newfound”) in connection with changes to the Fund’s principal investment strategies pursuant to which Newfound would manage a portion of the Fund’s assets; and (3) a new futures trading advisory agreement between Rational and ReSolve Asset Management SEZC (Cayman) (“ReSolve Global”). The Board approved the new agreements in connection with changes in the Fund’s principal investment strategies, the retention of Newfound as a sub-advisor, and the reallocation of fees among ReSolve Canada, ReSolve Global, and Newfound.

Pursuant to an exemptive order from the U.S. Securities and Exchange Commission, Rational is allowed to make certain sub-advisor changes without shareholder approval. The order instead requires that an information statement be sent to shareholders of the Fund describing those changes. In lieu of physical delivery of the Information Statement, the Fund will make the Information Statement available to you on the Trust’s website.

This Notice of Internet Availability of the Information Statement is being mailed on or about March 28, 2025, to shareholders of record of the Fund as of March 7, 2025. The Information Statement will be available on the Trust’s website at http://rationalmf.com until at least June 30, 2025. A paper or e-mail copy of the Information Statement may be obtained, without charge, by contacting the Trust at info@rationalmf.com or toll-free at 1-800-253-0412.

If you want to receive a paper or e-mail copy of the Information Statement, you must request one. A copy of the Information Statement may be obtained upon request and without charge.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED TO NOT SEND US A PROXY.